SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed funds:



Cash Account Trust                     Investors Cash Trust                           Tax-Exempt California Money
   Money Market Portfolio                 Government Securities Portfolio             Market Fund
   Government Securities Portfolio        Treasury Portfolio
   Tax-Exempt Portfolio                                                               Zurich Money Funds
                                       Investors Municipal Cash Fund                     Zurich Money Market Fund
Cash Equivalent Fund                      Investors Florida Municipal Cash Fund          Zurich Government Money Fund
   Money Market Portfolio                 Investors Michigan Municipal Cash Fund         Zurich Tax-Free Money Fund
   Government Securities Portfolio        Investors New Jersey Municipal Cash Fund
   Tax-Exempt Portfolio                   Investors Pennsylvania Municipal            Zurich YieldWise Funds
                                          Cash Fund                                      Zurich YieldWise Money Fund
                                          Tax-Exempt New York Money Market Fund          Zurich YieldWise Government Money Fund
                                                                                         Zurich YieldWise Municipal Money Fund



On April 5, 2002, Zurich Scudder Investments, Inc. ("Zurich Scudder"), the investment advisor of each Fund listed above, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Zurich Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. This supplement reflects the changes to the prospectuses for the Funds as a result of this transaction.

Name Change

For Zurich Money Market Fund, Zurich Government Money Fund, Zurich Tax-Free Money Fund, Zurich YieldWise Money Fund, Zurich YieldWise Government Money Fund and Zurich YieldWise Municipal Money Fund only:

Effective April 8, 2002, the name of each Fund will be changed as follows:


Current Name                                             New Name
--------------------------------------------------------------------------------
Zurich Money Market Fund                 Scudder Money Market Fund
--------------------------------------------------------------------------------
Zurich Government Money Fund             Scudder Government Money Fund
--------------------------------------------------------------------------------
Zurich Tax-Free Money Fund               Scudder Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Zurich YieldWise Money Fund              Scudder YieldWise Money Fund
--------------------------------------------------------------------------------
Zurich YieldWise Government Money Fund   Scudder YieldWise Government Money Fund
--------------------------------------------------------------------------------
Zurich YieldWise Municipal Money Fund    Scudder YieldWise Municipal Money Fund
--------------------------------------------------------------------------------



Who Manages and Oversees the Funds

The Investment Advisor

For all Funds, the following replaces the information in each Fund's prospectus regarding the investment advisor, with the exception of any information regarding fees paid by the Fund to the Advisor:

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Bankers Trust Company (to be renamed Deutsche Bank Trust Company Americas on April 15, 2002) and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


April 8, 2002

The Portfolio Managers

For all Funds:

Effective April 8, 2002, a new group of investment professionals will be responsible for the day-to-day management of each Fund. These investment professionals have several years of experience managing money market funds.

How Much Investors Pay

For Cash Account Trust-- Money Market Portfolio Service Shares only:

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of this portfolio. This information doesn't include any fees that may be charged by your financial services firm.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                    None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                0.60
--------------------------------------------------------------------------------
Other Expenses*^(a)                                                     0.43
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         1.19
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.


^a Other expenses have been restated to account for an increase in shareholder servicing fees.


Example

Based on the figures above, this example helps you compare the portfolio's Service Shares' expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
   1 Year              3 Years                 5 Years                 10 Years
--------------------------------------------------------------------------------

    $121                 $378                    $654                   $1,443
--------------------------------------------------------------------------------

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